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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 23, 2004
                                                  (FEBRUARY 23, 2003)
                                                   -----------------------------


                      ALLIED HEALTHCARE INTERNATIONAL INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED ON ITS CHARTER)


             1-11570                              13-3098275
---------------------------------     ------------------------------------------
    (COMMISSION FILE NUMBER)            (IRS EMPLOYER IDENTIFICATION NUMBER)


                                    NEW YORK
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         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


                  555 MADISON AVENUE, NEW YORK, NEW YORK 10022
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (212) 750-0064
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.       OTHER EVENTS.

         On February 23, 2004, the shares of common stock of Allied Healthcare International Inc. (the "Company") commenced trading on the Nasdaq National Market under the trading symbol "AHCI." The last day of trading on the American Stock Exchange for the shares of common stock of the Company was February 20, 2004.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


      (c)     Exhibits

      99.1    Press release dated February 23, 2004





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2004

                                     ALLIED HEALTHCARE INTERNATIONAL INC.


                                     By:         /s/ Marvet Abbassi
                                            ----------------------------------
                                            Name:  Marvet Abbassi
                                            Title: Financial Controller